MERRILL LYNCH INVESTOR CHOICE ANNUITY (IRA SERIES)

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated November 18, 2016

to the

Prospectus dated May 1, 2016

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated November 18, 2016

to the

Prospectus dated May 1, 2015

Effective on October 28, 2016 (“merger date”), the following fund mergers took place:

TARGET SUBACCOUNT	ACQUIRING SUBACCOUNT
Columbia Large Cap Growth Fund II – Class A	Columbia Large Cap Growth Fund III – Class A
Columbia Large Cap Growth Fund V – Class A	Columbia Large Cap Growth Fund III – Class A

On October 1, 2016, the AMG Managers Cadence Capital Appreciation Fund – Investor Class changed their class name. The new class name is AMG Managers Cadence Capital Appreciation Fund – Class N

If you do not wish to remain allocated to the Subaccount, you may generally transfer your policy value allocated in this Subaccount to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits).

If you reallocate your policy value to another subaccount from the Columbia Large Cap Growth Fund III, you will not be charged for the transfer from that Subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Variable Annuity Series dated May 1, 2016